UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2023

Tivic Health Systems, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41052	81-4016391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25821 Industrial Blvd., Suite 100
Hayward, California		94545
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 888 276-6888

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TIVC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth in Item 5.02 of this Current Report on Form 8-K (this “Current Report”) regarding the Cai Employment Agreement (as defined in Item 5.02, below) is incorporated by reference into this Item 1.02.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 28, 2023, Veronica Cai resigned from her role as Chief Financial Officer of Tivic Health Systems, Inc., a Delaware corporation (the “Company”). As a result of her resignation, the employment agreement between the Company and Ms. Cai, dated April 1, 2022 (the “Cai Employment Agreement”), terminated, effective April 28, 2023 (the “Separation Date”). In connection with her resignation, subject to her execution and non-revocation of a waiver and release of claims agreement, Ms. Cai will be entitled to receive a lump sum cash payment of $125,000, less applicable withholdings, following the Separation Date.

Ms. Cai has advised the Company that her decision to step down from the role of Chief Financial Officer was based, in part, on a recognition of the Company’s evolving needs, and was not based on any disagreement with the Company on any matter relating to its operations, policies or practices.

Effective April 28, 2023, Kimberly Bambach was appointed as the Company’s new interim Chief Financial Officer and Principal Financial and Principal Accounting Officer. Ms. Bambach has been retained to provide such services as a non-employee consultant of the Company. In connection with her appointment as interim Chief Financial Officer, the Company expects that it will enter into a consulting agreement with Ms. Bambach that will set forth the terms and conditions of her engagement. The Company will pay Ms. Bambach $200 per hour for services provided in her capacity as interim Chief Financial Officer.

Ms. Bambach, 51 years of age, brings over 30 years of financial leadership experience in both public and private companies across various industries, including medical and retail markets, manufacturing, wholesale distribution, licensing, digital media, and broadcasting. Since April 2022, Ms. Bambach has provided certain consulting services to various private companies. From November 2018 to October 2021, Ms. Bambach served as chief financial officer of Jushi Holdings, Inc. (“Jushi”), a cannabis company founded in 2018, where she subsequently served as an advisor from October 2021 to April 2022. While there, she played an integral role in the initial public offering of Jushi’s securities in Canada through a reverse merger and multiple debt and equity financings, and built out the company’s accounting, treasury, internal audit, and other departments. Prior to that, Ms. Bambach served as the chief financial officer of Bidtellect Inc., an advertising technology company, from August 2016 to November 2018, where she lead the successful close of various capital raises, and renegotiated its bank facilities. Ms. Bambach has also served as chief financial officer of various other venture backed high growth companies during her career, including Hooklogic, Inc. (acquired by Criteo in 2016), Ice.com, and Marchex, Inc.’s wholly-owned subsidiary Jingle Networks. She has also served in other executive finance roles within public and private companies, such as E.W. Scripps and Comedy Central. Ms. Bambach has significant experience in finance and accounting, capital raises, corporate restructurings, and mergers and acquisitions. Ms. Bambach received Bachelor’s Degree in Finance and Economics from the State University of New York at Brockport and an MBA from Pace University Lubin School of Business.

There is no arrangement or understanding between Ms. Bambach and any other person pursuant to which Ms. Bambach was appointed as interim Chief Financial Officer. There are no family relationships between Ms. Bambach and any of the Company’s directors, executive officers or persons nominated or chosen by the Company to become a director or executive officer. Ms. Bambach has not engaged in any related-person transactions required to be disclosed by Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 7.01 Regulation FD Disclosure.

On May 1, 2023, the Company issued a press announcing the management changes, as disclosed in this Current Report, and engagement of a strategic advisor to the Company’s board of directors, amongst other things. A copy of that press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information set forth under Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act, or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Forward-Looking Statements

This Current Report, including Exhibit 99.1 attached hereto, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms “anticipates,” “expects,” “estimates,” “believes,” “will” and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Current Report, including Exhibit 99.1 attached hereto, or hereafter, including in other publicly available documents filed with the Securities and Exchange Commission, reports to the stockholders of the Company and other publicly available statements issued or released by us involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management’s best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Securities and Exchange Commission, each of which could adversely affect our business and the accuracy of the forward-looking statements contained herein. Our actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated May 1, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tivic Health Systems, Inc.

Date:	May 1, 2023	By:	/s/ Jennifer Ernst
Name: Jennifer Ernst Title: Chief Executive Officer